UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Equitrans Midstream Corporation (the Company) will be relying on the U.S. Securities and Exchange Commission’s (the SEC) March 25, 2020 Order (Release No. 34-88465) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Exchange Act), to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the Form 10-Q) due to circumstances related to the coronavirus 2019 (COVID-19) pandemic. During the first quarter of 2020, the Company completed the implementation of the first phase of a new enterprise resources planning (ERP) system, which included, among other things, the cutover of a substantial majority of the Company’s financial systems. The COVID-19 pandemic has resulted in very limited access to the Company’s facilities, primarily due to (i) a mandatory work-from-home directive initiated by the Company for substantially all of the Company’s workforce beginning on March 13, 2020 to ensure the safety of the Company’s employees and contractors as well as the Company’s assets, and (ii) a statewide stay-at-home order issued by the Governor of the Commonwealth of Pennsylvania on April 1, 2020 that is currently in effect until May 8, 2020, which have disrupted the timing of planned ERP system training for the Company’s employees and contractors involved in the preparation of the Form 10-Q. The Company expects to file the Form 10-Q on May 14, 2020 but in any event no later than June 25, 2020 (which is 45 days after the Form 10-Q’s original filing deadline of May 11, 2020).

Further, the Company is supplementing the risk factors previously described in Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 27, 2020 (the Annual Report). The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report.

The outbreak of coronavirus 2019 (COVID-19) (or any future pandemic), and related declines in economic output and associated demand for natural gas, could harm the business, results of operations and financial condition of each of EQM and us.

In December 2019, COVID-19 was reported in China, and, in January 2020, the World Health Organization declared it a Public Health Emergency of International Concern. COVID-19 has since spread to additional countries including the United States, causing significant business, employment and economic disruptions. Measures adopted by governments to help reduce the spread of the virus have adversely affected the economic and financial markets in the United States and many other countries, resulting in an economic downturn of unknown duration and severity.

Given the ongoing and dynamic nature of the circumstances, it is difficult to predict the impact of the COVID-19 outbreak (or any other outbreak) on the domestic economy, the natural gas industry, or EQM or us; however, our and EQM’s business, results of operations and financial condition could be negatively affected in numerous ways, including, without limitation, that:

•	EQM’s customers may be adversely affected if the outbreak results in an economic downturn or recession and/or causes declines in the price of, demand for and production of natural gas or prevents such customers (particularly EQM’s largest customer) from conducting, or curtails their ability to conduct, field operations and continue natural gas production, which could reduce demand for EQM’s services, negatively affect throughput on EQM’s systems or heighten EQM’s exposure to risk of loss resulting from the nonpayment and/or nonperformance of its customers;

•	our and EQM’s operations may be disrupted or become less efficient, including if extended and company-wide telecommuting presents increased technology and security risks, if a significant portion of our and EQM’s employees or contractors are unavailable due to illness, if our and EQM’s suppliers are similarly adversely affected or if EQM’s field operations, including in respect of projects in development, were to be suspended or temporarily shut down or restricted due to outbreak control measures;

•	legal and regulatory processes relating to EQM’s projects in development, including the Mountain Valley Pipeline project, may be disrupted or slowed, such as if relevant governmental authorities suffer reduced workforce availability due to the virus; and

•	resultant disruption to, and instability in, financial and credit markets may adversely affect our and EQM’s access to capital, leverage and liquidity levels and credit ratings, as well as EQM’s counterparties’ access to capital, business continuity, financial stability, leverage and liquidity levels and credit ratings (which could heighten counterparty credit risk to which EQM is exposed in the ordinary course of its business).

Additionally, the Equitrans Midstream Corporation shareholder and EQM limited partner votes in respect of the merger between EQM and us (the Merger) could be delayed, and the ability of the post-Merger consolidated company to realize benefits from the Merger may be adversely affected by the COVID-19 outbreak (including as a result of the occurrence of any of the above-described factors). Although we believe that we are following best practices under COVID-19 guidance and intend to continue to refine our practices as additional guidance is released, there is no guarantee that efforts by EQM and us or any other entity or authority to mitigate potential adverse impacts of the COVID-19 outbreak, whether on a local, state or national level, will be effective.

Each of EQM and us also may incur additional costs to further attempt to mitigate potential impacts caused by COVID-19 related disruptions, which could adversely affect our financial condition and results of operations. Further, the COVID-19 pandemic may have the effect of heightening many of the other risks set forth in Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, as may be updated by risk factor disclosure in our Quarterly Reports on Form 10-Q for subsequent periods. The extent of the impact of COVID-19 on EQM and us will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19, duration of the outbreak and related economic effects and after effects (including on the natural gas industry), and actions taken to contain COVID-19 or its impact, among others.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this Current Report on Form 8-K (Current Report) contain certain forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report specifically include the impact of the COVID-19 pandemic on the Company and its subsidiaries, including, among other things, effects on demand for natural gas and the Company’s services, commodity prices, access to capital and the turnout of Company’s shareholders and EQM’s limited partners in connection with the required votes related to the Merger. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the SEC, including those set forth under Item 1A, “Risk Factors” of the Company’s Annual Report, as updated in the Company’s Quarterly Reports on Form 10-Q for subsequent periods.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: April 29, 2020	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President & Chief Financial Officer